Exhibit 10.2

LIMITED LIABILITY COMPANY UNIT TRANSFER

AND JOINDER AGREEMENT

This Limited Liability Company Unit Transfer and Joinder Agreement (this “Agreement”), dated as of [_____], 2023, is by and between Inpixon, a Nevada corporation (the “Transferor”), and [TRANSFEREE] (the “Transferee”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Amended and Restated Limited Liability Company Agreement of Cardinal Venture Holdings LLC, a Delaware limited liability company (the “Company”) (the “LLC Agreement”), attached hereto as Exhibit A.

WHEREAS, the Transferor desires to transfer to the Transferee, and the Transferee desires to acquire from the Transferor, [#] Class A Units of the Company (the “Class A Units”), on the terms and conditions set forth below.

NOW, THEREFORE, in order to implement the foregoing, and in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

1. Transfer of Units. The Transferor hereby assigns, transfers and conveys to the Transferee, and the Transferee hereby acquires and accepts from the Transferor, [#] Class A Units as bonus consideration in connection with Transferee’s services performed for and on behalf of the Transferor as an [employee][director] of the Transferor.

2. Joinder. Transferee hereby (i) acknowledges that Transferee has received and reviewed in full the LLC Agreement and (ii) acknowledges and agrees that upon execution of this Agreement, Transferee shall become a party to the LLC Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the LLC Agreement as though an original party thereto and shall be deemed, and is hereby admitted as, a Member for all purposes thereof and entitled to all the rights incidental thereto.

3. Representations and Warranties of Transferor.

3.1 Transferor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

3.2 The Transferor has the requisite power and authority to execute and deliver this Agreement and to perform the Transferor’s obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Transferor and (assuming due authorization, execution, and delivery by the Transferee) constitutes the legal and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms.

3.3 The Transferor has, and the Transferee is acquiring hereunder, good title to, the Class A Units free and clear of any lien, encumbrance, claim, pledge, restriction on sale or transfer or right or option to purchase (collectively, “Encumbrances”), other than Encumbrances pursuant to the LLC Agreement.

4. Representations and Warranties of Transferee.

4.1 The Transferee has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Transferee and (assuming due authorization, execution, and delivery by the Transferor) constitutes the legal and binding obligation of the Transferee, enforceable against the Transferee in accordance with its terms.

4.2 The Transferee is acquiring the Class A Units pursuant to this Agreement for the Transferee’s own account, for investment and not with a view to the distribution thereof, nor with any present intention of distributing the same.

4.3 The Transferee understands that the Class A Units have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of its issuance in a transaction exempt from the registration requirements of the Securities Act and that the Class A Units must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

4.4 The Transferee represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and acknowledges the transfer contemplated hereby is being made in reliance on a private placement exemption applicable to “accredited investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under state law.

4.5 The Transferee has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Class A Units the Transferee hereby acquires (or any part thereof), and the Transferee has no present plans to enter into any such contract, undertaking, agreement or arrangement.

4.6 The Transferee acknowledges and agrees that the Class A Units acquired by it pursuant to this Agreement are subject to restrictions on transfer under the Securities Act and applicable state securities laws and may not be resold in violation thereof. The Transferor shall make a notation regarding the restrictions on transfer of the Class A Units issued pursuant to this Agreement in its books, and such Class A Units shall be transferred on the books of the Transferor only pursuant to and in compliance with the provisions of the Securities Act and applicable state securities laws.

5. Miscellaneous.

5.1 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

5.2 Amendment. This Agreement may be amended only by a written instrument signed by each of the parties hereto.

5.3 Applicable Law. The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law.

5.4 Integration. This Agreement and the documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

5.5 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision or provisions were so excluded and shall be enforceable in accordance with its terms.

5.6 Further Assurances. Each party hereto agrees to take all such actions as may be necessary, and to execute and deliver any and all further agreements, documents or instruments necessary, to effectuate this Agreement and the transactions contemplated hereby or as reasonably requested by any party hereto to evidence such party’s rights hereunder.

5.7 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed and delivered this Limited Liability Company Unit Transfer and Joinder Agreement effective as of the date first above written.

TRANSFEROR:

INPIXON

By:
	Name:	Nadir Ali
	Title:	Chief Executive Officer

[SIGNATURE PAGES CONTINUES]

[Signature Page to Limited Liability Company Unit Transfer and Joinder Agreement]

TRANSFEREE:

[TRANSFEREE NAME]

By:
Name:

[Signature Page to Limited Liability Company Unit Transfer and Joinder Agreement]

Exhibit A

See Exhibit 10.2 to the Current Report on Form 8-K filed with SEC on October 5, 2020.